SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  May 6, 2004
---------------------------------
(Date of earliest event reported)


 Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, relating to the Wachovia
        Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
                         Certificates, Series 2004-C11)
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             (Exact name of registrant as specified in its charter)

      North Carolina              333-108944-04               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



301 South College Street, Charlotte, North Carolina           28288-0166
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     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

Item 5.  Other Events.

            On April 30, 2004, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of April 1, 2004, among Wachovia Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee. The Certificates consist of twenty-five classes (each, a "Class") of Certificates, nine of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and sixteen of which Classes are designated as the "Class A-1A Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 54 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,041,488,309. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Citigroup Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("Citigroup") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between the Registrant and Citigroup, certain of the Mortgage Loans (the "Eurohypo Loans") were acquired by the Registrant from Eurohypo AG, New York Branch ("Eurohypo") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between the Registrant and Eurohypo and certain of the Mortgage Loans (the "Artesia Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with Wachovia, Citigroup and Eurohypo, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans, the Citigroup Loans, the Eurohypo Loans and the Artesia Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Citigroup Global Markets Inc. ("Citigroup Global Markets"), J.P. Morgan Securities Inc. and Goldman, Sachs & Co. pursuant to an Underwriting Agreement, dated April 21, 2004, among the Registrant, Wachovia Securities, Citigroup Global Markets, J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated April 21, 2004, among the Registrant, Wachovia Securities and Citigroup Global Markets (pertaining to the Class A-1A, Class X-C, Class X-P, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On April 1, 2004, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 9, 2004, and the Prospectus Supplement, dated April 21, 2004 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.          Description
-----------          -----------

(1.1) Underwriting Agreement, dated April 21, 2004, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co.

(4.1) Pooling and Servicing Agreement, dated as of April 1, 2004, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of April 1, 2004 between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between Wachovia Commercial Mortgage Securities, Inc. and Citigroup Global Markets Realty Corp.

(99.3) Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

(99.4) Mortgage Loan Purchase Agreement, dated as of April 1, 2004, between Wachovia Commercial Mortgage Securities, Inc. and Eurohypo AG, New York Branch.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By:    /s/ William J. Cohane
                                       ---------------------------------------
                                       Name:  William J. Cohane
                                       Title: Managing Director

Date:  May 6, 2004

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

(1.1)             Underwriting Agreement, dated April 21,             (E)
                  2004, among Wachovia Commercial Mortgage
                  Securities, Inc., Wachovia Bank, National
                  Association, Wachovia Capital Markets, LLC,
                  Citigroup Global Markets, Inc., J.P. Morgan
                  Securities Inc. and Goldman, Sachs & Co.

(4.1)             Pooling and Servicing Agreement, dated as of        (E)
                  April 1, 2004, among Wachovia Commercial
                  Mortgage Securities, Inc., as depositor,
                  Wachovia Bank, National Association, as
                  master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee.

(99.1)            Mortgage Loan Purchase Agreement, dated as          (E)
                  of April 1, 2004 between Wachovia Commercial
                  Mortgage Securities, Inc. and Wachovia Bank,
                  National Association.

(99.2)            Mortgage Loan Purchase Agreement, dated as          (E)
                  of April 1, 2004, between Wachovia
                  Commercial Mortgage Securities, Inc. and
                  Citigroup Global Markets Realty Corp.

(99.3)            Mortgage Loan Purchase Agreement, dated as          (E)
                  of April 1, 2004, between Wachovia
                  Commercial Mortgage Securities, Inc. and
                  Artesia Mortgage Capital Corporation.

(99.4)            Mortgage Loan Purchase Agreement, dated as          (E)
                  of April 1, 2004, between Wachovia
                  Commercial Mortgage Securities, Inc. and
                  Eurohypo AG, New York Branch.